Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) dated this 30th day of March, 2018, by and among Hash Labs Inc., a Nevada corporation (the “Company”) and The Vantage Group Ltd., a Delaware corporation (the “Holder”).

W I T N E S S E T H:

WHEREAS, the Holder is the holder of various promissory notes of the Company, in the aggregate outstanding principal amount of $518,225 (including accrued interest), representing all of the outstanding promissory notes of the Company held by the Holder as of March 30, 2018 (the “Notes”);

WHEREAS, the Company and the Holder desire to have the Notes exchanged for a new convertible promissory note of the Company as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1.            Effective upon the execution of this Agreement, the Holder will exchange the Notes for a new convertible promissory note of the Company in the principal amount of $518,225, convertible into shares of common stock of the Company at a conversion price of $0.027 per share, in the form of Exhibit A hereto (the “New Note”). Without limiting the generality of the foregoing, effective upon the execution of this Agreement, the Notes will automatically be deemed cancelled, and the Company shall issue the New Note to the Holder.

2.            This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

3.            This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Agreement. A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HASH LABS INC.

By:	/s/ Niquana Noel
Name:	Niquana Noel
Title:	Chief Executive Officer

THE VANTAGE GROUP LTD.

By:	/s/ Lyle Hauser
Name:	Lyle Hauser
Title:	Chief Executive Officer

2

Exhibit A

CONVERTIBLE PROMISSORY NOTE

$518,225	March 30, 2018

FOR VALUE RECEIVED, Hash Labs Inc. a Nevada corporation (the “Company”) hereby promises to pay to The Vantage Group Ltd. (“Holder”), in lawful money of the United States of America, the principal sum of Five Hundred Eighteen Thousand and Two-Hundred Twenty-Five Dollars ($518,225), plus interest at a rate per annum of 7% on September 29, 2018.

The Company shall have the right to prepay, at any time and from time to time without premium or penalty, the entire unpaid principal balance of this Note or any portion thereof; provided there shall also be paid with such prepayment all accrued interest on the unpaid principal balance.

This Note will be convertible into common stock of the Company, at any time at the option of the Holder, at a conversion price of $0.027 per share (subject to adjustment in the event of stock splits, stock dividends, and similar transactions). The Holder may convert this Note to common stock by providing a written notice of conversion to the Company, setting the forth the amount of the Note to be converted and the number of shares of common stock to be issued upon such conversion, in a form reasonably acceptable to the Company. The Company shall promptly deliver or cause to be delivered such shares to the Holder following receipt of such a notice.

This Note shall be governed by and construed in accordance with the internal laws of the State of New York. Holder and Company hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the County of New York over any dispute relating to this Note and Company and Holder each hereby irrevocably agree that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year first above written.

HASH LABS INC.

By:
Name:	Niquana Noel
Title:	Chief Executive Officer

3